SUBSEQUENT EVENT (Details Textual) (April 2013 [Member], USD $) In Thousands, unless otherwise specified	12 Months Ended
Dec. 31, 2012
April 2013 [Member]
Asset Purchase Agreement	the Company has agreed to acquire substantially all of MailVision's assets for the following consideration: (i) $ 233 to be payable 12 months following the closing date; and (ii) additional earn out payments will be paid to MailVision subject to the achievement of certain levels of net revenues from the sale of MailVision's products during a period of no longer than three years following closing.
Outstanding Loans Waived and Liabilities Assumed Relating to Affiliated Company as Part of Asset Purchase Consideration	$ 1,300